EXHIBIT 99.2

SEPTEMBER 2003

Fannie Mae’s summary of monthly business volumes, delinquency rates, and interest rate risk measures reflect the company’s continued record of disciplined growth.

Because of increased levels of actual and anticipated variability in performance measures on a month-to-month and quarter-to-quarter basis, management believes that it is important to view these measures on a year-to-date basis, and in the context of our longer-term outlook.

HIGHLIGHTS FOR SEPTEMBER INCLUDE:

•	Total business volume rose to a record $145.6 billion in September.

•	Due to the extraordinarily high amount of outstanding commitments that settled in September, portfolio purchases surged to a record $98.8 billion. Extremely strong growth during the month brought annualized year-to-date portfolio growth to 21.9 percent. Outstanding commitments at month-end fell to $29.6 billion, from $101 billion on August 31.

•	Retained commitments were $28.0 billion, reflecting a narrowing of mortgage to debt spreads during the month.

•	Outstanding MBS contracted in September despite new issues of $120.3 billion, due to record portfolio purchases and $63.6 billion in MBS liquidations.

•	Liquidations for both the mortgage portfolio and MBS outstanding declined from August’s record high levels.

•	The duration gap on Fannie Mae’s mortgage portfolio averaged a positive one month during September.

•	The conventional single-family delinquency rate rose one basis point to 0.58 percent. The multifamily delinquency rate remained unchanged at 0.13 percent.

BUSINESS BALANCES AND GROWTH ($ in Millions) (1)

	Mortgage Portfolio, Gross (2)		Outstanding MBS (3)		Book of Business
	End Balance	Growth Rate (4)	End Balance	Growth Rate (4)	End Balance	Growth Rate (4)

October 2002	$751,347	-0.1%	$1,018,303	39.6%	$1,769,650	21.0%
November 2002	760,759	16.1%	1,019,031	.9%	1,779,790	7.1%
December 2002	790,800	59.2%	1,029,456	13.0%	1,820,256	31.0%

YTD 2002	$790,800	11.9%	$1,029,456	19.9%	$1,820,256	16.4%

January 2003	$810,609	34.6%	$1,047,903	23.8%	$1,858,512	28.3%
February 2003	816,747	9.5%	1,073,564	33.7%	1,890,311	22.6%
March 2003	815,964	-1.1%	1,107,520	45.3%	1,923,484	23.2%
April 2003	817,894	2.9%	1,156,205	67.6%	1,974,099	36.6%
May 2003	815,560	-3.4%	1,186,128	35.9%	2,001,688	18.1%
June 2003	812,467	-4.5%	1,237,461	66.3%	2,049,928	33.1%
July 2003	836,104	41.1%	1,248,869	11.6%	2,084,973	22.6%
August 2003	863,170	46.6%	1,227,115	(19.0%)	2,090,285	3.1%
September 2003	917,123	107.0%	1,211,079	(14.6%)	2,128,202	24.1%

YTD 2003	$917,123	21.9%	$1,211,079	24.2%	$2,128,202	23.2%

BUSINESS VOLUMES ($ in Millions) (1)

	MBS

			Total	Fannie Mae	MBS Issues
	Single-family	Multifamily	Lender-originated	MBS	Acquired	Portfolio	Business
	Issues	Issues	Issues (5)	Purchases (6)	by Others	Purchases	Volume

October 2002	$80,624	$699	$81,323	$19,043	$62,280	$32,853	$95,132
November 2002	80,375	951	81,326	33,535	47,791	47,807	95,599
December 2002	94,054	3,777	97,831	51,947	45,884	67,891	113,775

YTD 2002	$710,961	$12,336	$723,299	$245,039	$478,260	$370,641	$848,901

January 2003	$105,256	$1,390	$106,646	$42,858	$63,788	$57,281	$121,069
February 2003	92,720	465	93,185	27,530	65,655	40,420	106,075
March 2003	92,023	719	92,742	18,252	74,490	34,304	108,794
April 2003	120,976	667	121,643	25,648	95,995	43,028	139,024
May 2003	107,447	989	108,436	23,180	85,256	43,749	129,005
June 2003	121,457	1,449	122,906	21,655	101,251	41,183	142,434
July 2003	118,545	1,420	119,965	48,266	71,699	72,447	144,146
August 2003	108,866	796	109,662	54,295	55,367	82,656	138,023
September 2003	116,105	4,192	120,297	73,504	46,793	98,804	145,597

YTD 2003	$983,395	$12,087	$995,482	$335,189	$660,293	$513,873	$1,174,166

MORTGAGE PORTFOLIO COMMITMENTS, PURCHASES, AND SALES ($ in Millions) (1)

		Purchases
						Mortgage
	Retained	Single-		Total		Portfolio
	Commitments	family	Multifamily	Purchases	Net Yield (7)	Sales

October 2002	$67,342	$32,297	$556	$32,853	5.61%	$951
November 2002	52,766	47,131	676	47,807	5.52%	142
December 2002	29,214	66,703	1,188	67,891	5.42%	293

YTD 2002	$388,059	$363,149	$7,492	$370,641	5.92%	$9,582

January 2003	$25,097	$56,402	$879	$57,281	5.44%	$60
February 2003	51,238	39,814	606	40,420	5.32%	780
March 2003	39,548	33,621	683	34,304	5.20%	431
April 2003	41,427	42,395	633	43,028	5.20%	646
May 2003	73,784	42,795	954	43,749	5.12%	1,894
June 2003	75,515	40,306	877	41,183	4.96%	2,885
July 2003	77,679	70,246	2,201	72,447	4.86%	513
August 2003	43,351	81,255	1,401	82,656	4.83%	384
September 2003	27,961	97,693	1,111	98,804	4.85%	581

YTD 2003	$455,600	$504,528	$9,345	$513,873	5.03%	$8,173

(1)	Represents unpaid principal balance.

(2)	Excludes mark-to-market adjustments, deferred balances and allowance for losses. Includes $590 billion of Fannie Mae MBS as of September 30, 2003.

(3)	MBS held by investors other than Fannie Mae’s portfolio.

(4)	Growth rates are compounded.

(5)	Excludes MBS issued from Fannie Mae’s portfolio, which was $2,551 million in September 2003.

(6)	Included in total portfolio purchases.

(7)	Yields shown on a taxable-equivalent basis.

LIQUIDATIONS ($ in Millions) (1)

	Mortgage Portfolio		Outstanding MBS
	Liquidations		Liquidations

	Amount	Annual Rate	Amount	Annual Rate

October 2002	$31,990	51.09%	$35,321	42.20%
November 2002	38,265	60.73%	47,184	55.58%
December 2002	37,569	58.11%	42,714	50.04%

YTD 2002	$277,419	37.35%	$324,177	34.37%

January 2003	$37,423	56.09%	$45,343	52.38%
February 2003	33,517	49.43%	40,771	46.12%
March 2003	34,668	50.96%	40,915	45.02%
April 2003	40,465	59.44%	47,956	50.84%
May 2003	44,203	64.95%	57,226	58.64%
June 2003	41,279	60.85%	52,607	52.09%
July 2003	48,309	70.33%	60,611	58.51%
August 2003	55,220	77.99%	76,854	74.50%
September 2003	44,244	59.65%	63,577	62.58%

YTD 2003	$379,329	60.96%	$485,861	56.21%

DELINQUENCY RATES

	Single-family Conventional (2)

	Non-Credit	Credit		Multifamily
	Enhancement (3)	Enhancement (4)	Total (5)	Total (6)

October 2002	0.29%	1.16%	0.53%	0.08%
November 2002	0.30%	1.24%	0.56%	0.10%
December 2002	0.31%	1.29%	0.57%	0.05%
January 2003	0.32%	1.34%	0.59%	0.03%
February 2003	0.31%	1.36%	0.59%	0.06%
March 2003	0.30%	1.34%	0.57%	0.09%
April 2003	0.29%	1.34%	0.56%	0.09%
May 2003	0.29%	1.38%	0.55%	0.15%
June 2003	0.29%	1.42%	0.56%	0.13%
July 2003	0.29%	1.47%	0.57%	0.13%
August 2003	0.29%	1.52%	0.58%	0.13%

AVERAGE INVESTMENT BALANCES ($ in Millions)

	Net	Liquid	Total Net
	Mortgages	Investments	Investments

October 2002	$746,529	$64,923	$811,452
November 2002	749,432	76,959	826,391
December 2002	773,717	85,206	858,923

YTD 2002	$735,943	$68,658	$804,601

January 2003	$794,278	$75,849	$870,127
February 2003	808,377	63,706	872,083
March 2003	811,757	61,851	873,608
April 2003	809,928	75,874	885,804
May 2003	806,511	83,895	890,406
June 2003	808,205	86,136	894,341
July 2003	813,728	82,011	895,739
August 2003	832,100	95,607	927,708
September 2003	875,740	78,892	954,633

YTD 2003	$817,847	$78,202	$896,050

INTEREST RATE RISK DISCLOSURES

		Rate Level Shock (50bp) (8)		Rate Slope Shock (25bp) (8)

	Effective	1 Year Portfolio	4 Year Portfolio	1 Year Portfolio	4 Year Portfolio
	Duration Gap (7)	Net Interest	Net Interest	Net Interest	Net Interest
	(in months)	Income at Risk	Income at Risk	Income at Risk	Income at Risk

October 2002	-6	2.7%	2.0%	6.0%	7.5%
November 2002	2	6.3%	4.9%	3.5%	5.9%
December 2002	-5	0.6%	1.6%	4.7%	6.6%
January 2003	-3	2.9%	3.8%	3.5%	5.7%
February 2003	-5	3.6%	1.3%	4.9%	6.8%
March 2003	-2	1.7%	2.8%	4.4%	6.7%
April 2003	-2	2.1%	2.5%	4.6%	6.5%
May 2003	-5	0.7%	2.2%	5.3%	7.1%
June 2003	-1	2.1%	6.6%	3.9%	5.9%
July 2003	6	9.3%	8.7%	1.9%	2.9%
August 2003	4	4.8%	3.2%	3.4%	5.2%
September 2003	1	2.7%	1.3%	5.2%	6.8%

(1)	Represents unpaid principal balance.

(2)	Includes conventional loans three or more months delinquent or in foreclosure process as a percent of the number of loans.

(3)	Loans without primary mortgage insurance or any credit enhancements.

(4)	Loans with primary mortgage insurance and other credit enhancements.

(5)	Total of single-family non-credit enhanced and credit enhanced loans.

(6)	Includes loans two or more months delinquent as a percent of loan dollars and includes the total credit book of business.

(7)	Effective January 2003, the duration gap is a weighted average for the month. Prior to 2003, the duration gap was calculated on the last day of the month.

(8)	Expresses projected core net interest income under the more adverse of the interest rate and yield curve scenarios as a percentage of projected net interest income without the rate shocks.

The information presented in this report is unaudited and includes, in the opinion of management, all adjustments (consisting of normally recurring accruals) necessary for a fair presentation. The data should be read in conjunction with audited financial statements and notes to financial statements that are available from the corporation. For more information regarding Fannie Mae, or for a more detailed quarterly report on Fannie Mae’s activity, please visit www.fanniemae.com or contact us at (202) 752-7115.